UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 15, 2020

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2020, Invacare Corporation (the “Company”) entered into an unsecured loan agreement in the aggregate principal amount of $10.0 million (the “Loan”) with KeyBank National Association (the “Lender”) pursuant to sections 1102 and 1106 of the Coronavirus Aid, Relief, and Economic Security Act. The Company is eligible for the Loan based on the standard established by the Small Business Administration which takes into account the Company’s tangible net worth and average net income for the last two fiscal years. Proceeds of the Loan will be used for permissible purposes including payroll costs, rent and lease payments and utilities.
The Loan is evidenced by a promissory note, dated as of May 13, 2020 (the “Note”), between the Company, as the borrower, and the Lender. The Note matures on May 13, 2022 and bears interest at a fixed rate of one percent (1.0%) per annum, payable in 17 monthly payments commencing on December 13, 2020. The Loan generally may be prepaid at any time prior to maturity with no prepayment penalties. The Company intends to use the Loan proceeds only for permissible purposes; however, the Company can provide no assurances that it will be eligible for forgiveness of the Loan, in whole or in part. The Company expects its application for and use of funds will be subject to governmental audit.
The Company will utilize proceeds of the Loan primarily to reinstate furloughed employees and restore work hours and reduced salaries of employees in the U.S., actions which were previously taken in response to the COVID-19 impacts on the business. Previously announced reductions in executive salaries and director retainer fees will not be affected. In addition, the Board of Directors decided to suspend the quarterly dividend on the Company’s common shares in light of the impacts of COVID-19 on the business, as described in Item 8.01 of this Current Report on Form 8-K.

The Loan may be forgivable, partially or in full, if certain conditions are met, principally based on having been disbursed for permissible purposes and based on average levels of employment over the eight-week period beginning with receipt of funds.
The foregoing only summarizes certain provisions of the Note and is qualified in its entirety by the full text of the Note, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, and by reference to sections 1102 and 1106 of the Coronavirus Aid, Relief, and Economic Security Act and its implementing regulations and guidance.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference. Upon a default under the Note, including the non-payment of principal or interest, the obligations of the Company under the Note may be accelerated and the Lender may pursue its rights under the Uniform Commercial Code and any other applicable law or in equity.

Item 8.01.	Other Events.

On May 21, 2020, the Board of Directors of the Company decided to suspend the quarterly dividend on common shares of the Company, in light of the impacts of COVID-19 on the business.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” and include, for example, statements related to the expected effects on the Company’s business of the COVID-19 pandemic; the potential forgiveness of some or all of the Loan; sales and free cash flow trends; the Company’s liquidity and working capital expectations; the Company’s future financial results; and similar statements. Actual results may differ materially as a result of various risks and uncertainties, including the Small Business Administration or other governmental authority disagreeing with the Company’s eligibility for the Loan (or for any requested forgiveness thereof); the duration and scope of the COVID-19 pandemic and impact on the demand for the Company’s products; the ability of the Company to obtain needed raw materials and components from its suppliers; actions that governments, businesses and individuals take in response to the pandemic, including mandatory business closures and restrictions on onsite commercial interactions; the impact of the pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the effects of steps the Company takes to reduce operating costs; the inability of the Company to sustain profitable sales growth, achieve anticipated improvements in segment operating performance, convert high inventory levels to cash or reduce its costs to maintain competitive prices for its products; lack of market acceptance of the Company’s new product innovations; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives, in particular the key elements of its enhanced transformation and growth plan such as its new product introductions, additional investments in sales force and demonstration equipment, plant consolidation in Germany, supply chain actions and global information technology outsourcing and ERP implementation activities; possible adverse effects on the Company’s liquidity, including the Company’s ability to address future debt maturities, that may result from delays in the implementation of, any failure to realize benefits from, its current and planned business initiatives; adverse changes in government and third-party payor reimbursement levels and practices in the U.S.; adverse impacts of new tariffs or increases in commodity prices or freight costs; regulatory proceedings or the Company’s failure to comply with regulatory requirements or receive regulatory clearance or approval for the Company’s products or operations; adverse effects of regulatory or governmental inspections of the Company’s facilities at any time and governmental investigations or enforcement actions; exchange rate fluctuations; and those other risks and uncertainties expressed in the cautionary statements and risk factors in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company may not be able to predict and may have little or no control over many factors or events that may influence its future results and, except as required by law, shall have no obligation to update any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 21, 2020	By:	/s/ Kathleen P. Leneghan
	Name:	Kathleen P. Leneghan
	Title:	Senior Vice President and Chief Financial Officer